                                                               EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated
February 18, 2002 included in St. Mary Land & Exploration Company's Annual
Report on Form 10-K/A for the year ended December 31, 2001 and to all references to our Firm included in this registration statement.

                                                  /S/ ARTHUR ANDERSEN LLP

Denver, Colorado,
May 17, 2002.
EXHIBIT 23.3